UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): August 18, 2008

DEVCON INTERNATIONAL CORP.

(Exact Name of Registrant as Specified in Its Charter)

Florida	000-07152	59-0671992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 SOUTH FEDERAL HIGHWAY, SUITE 500

BOCA RATON, FLORIDA 33432

(Address of principal executive office)

Company’s telephone number, including area code (561) 208-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 18, 2008, Devcon International Corp. (the “Company”) issued a press release reporting its financial results for the quarter ended June 30, 2008. A copy of the press release, dated August 18, 2008, announcing these financial results is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7.01	Regulation FD Disclosure.

The Company is attaching a copy of a press release, dated August 18, 2008, announcing its financial results for the quarter ended June 30, 2008 as Exhibit 99.1 and such press release is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press release dated August 18, 2008

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report (including the exhibit) that is furnished pursuant to Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Date: August 21, 2008	By:	/s/ Robert Farenhem
	Name:	Robert Farenhem
	Title:	President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated August 18, 2008